Exhibit 99.3

American Rebel Light Beer & World Champion Matt Hagan Charge into The 2026 NHRA Brainerd Nationals this weekend on FS1 & FS2

Friday, 21 August 2026 07:50 AM

Topic:

Company Update

Ready for the Party, Ready for Victory, and Loaded with Multiple Pallets of America’s Most Patriotic Beer

National NHRA TV Coverage on FS1 & FS2 Delivers Massive Coast-to-Coast Brand Exposure for American Rebel Light Beer and the American Rebel Light Beer Nitro Funny Car

CEO Andy Ross Takes the Mainstage Friday at 8:30 PM, Bringing the Party, Raising Rebel Light Tall Boys, and Rocking with Fans All Weekend Long

NASHVILLE, TN AND BRAINERD, MN / ACCESS Newswire / August 21, 2026 / American Rebel Holdings, Inc. (OTCID:AREB), maker of American Rebel Light Beer, America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer, is charging into the NHRA Brainerd Nationals this weekend with a full-throttle brand activation across Brainerd International Raceway and the world-famous Zoo with four-time world champion Matt Hagan and the American Rebel Light Beer Dodge//SRT Hellcat.

American Rebel Light Beer Returns for Full Weekend Activation at NHRA Brainerd Nationals

American Rebel Light Beer isn’t just showing up to Brainerd. We’re ready for the most famous party in the NHRA. From the pits to the Zoo, from the mainstage to victory lane, American Rebel Beer is ready for a historic weekend. Fans will see it, hear it, drink it, and celebrate it all weekend long.

As part of its Brainerd race week activation, American Rebel Light Beer will have a visible presence throughout Brainerd International Raceway, including engagement opportunities in and around The Zoo campground, home to the legendary Judge’s Bar, one of the most recognized fan gathering spots during NHRA Nationals weekend. The activation is designed to connect the American Rebel brand with patriotic race fans that love motorsports, love the USA, and love a great-tasting beer. American Rebel Light Beer will be available throughout the property, from the track and concession areas to the campground’s vibrant social scene.

Anchoring the on-track action, four-time NHRA Funny Car World Champion Matt Hagan will pilot the American Rebel Light Beer Dodge//SRT Hellcat, bringing the brand’s bold attitude and patriotic energy to one of the most iconic stops on the NHRA Mission Foods Drag Racing Series tour. Coming off a semi-final finish at the NHRA Northwest Nationals, Hagan is currently fifth in the points standings and, after a three-week break, is itching to get back in the seat of his American Rebel Funny Car.

Full TSR pre-race report: Tony Stewart Racing Preview

Matt Hagan driving the American Rebel Light Beer Dodge//SRT Hellcat: Fired Up for Brainerd

“I can’t wait to get back to see all the people at Brainerd, see what’s going on in the Zoo,” Hagan said. “There’s a lot of history at Brainerd, I’ve got a lot of history there. The fans help make it a real event, they live in the campground all weekend and have a good time: drink some American Rebel Light Beer, enjoy the races. It’s a little wild and a little crazy but memorable.”

Matt Hagan enters the NHRA Brainerd Nationals riding a wave of strong results in his American Rebel Light Beer Dodge//SRT Hellcat. Hagan sits near the top of the Funny Car points standings, backed by two national event victories in 2026-a double-up win alongside team owner Tony Stewart at the season-opening Winternationals and a victory at Johnson’s Horsepowered Garage’s home event, the Thunder Valley Nationals in Bristol, Tennessee. The strong performance earned Hagan and his team an early spot in the Countdown.

“Securing your spot in the Countdown is always great, however and whenever it comes. That’s what we do this for, to run for a championship. At the end of the day, no one remembers how many races you won, they remember who the champion is,”

Victory Lane Vision: American Rebel Wants the Win

With Matt Hagan strapped into the American Rebel Light Beer Dodge//SRT Hellcat, the team is laser-focused on delivering a Brainerd victory. A win on Sunday would put American Rebel Light Beer front-and-center on FS1 during the most-watched moment of the weekend, victory lane, amplifying the brand’s national exposure and giving fans the celebration they came for.

A Weekend of American Rebel Light Beer Fan Activation at The Zoo: The Heartbeat of Brainerd

A Flashback to “The 2025 Zoo” Before the 2026 NHRA Brainerd Nationals

As American Rebel Holdings, Inc. (OTCID: AREB) returns to Brainerd International Raceway for the 2026 NHRA Brainerd Nationals, fans can expect another weekend filled with horsepower, patriotism, and unforgettable moments. But before the nitro flames light up the Minnesota sky, American Rebel is taking a look back at one of the most entertaining off-track traditions in NHRA drag racing history: “The Zoo.”

Veteran NHRA fans know that Brainerd’s famous campground, known simply as “The Zoo,” has earned legendary status for its energetic atmosphere and larger-than-life fan experiences. In 2025, American Rebel Beer joined the fun when American Rebel CEO Andy Ross teamed up with NHRA stars Matt Hagan, Jeg Coughlin Jr., and FOX Sports personality Bruno Massel for an unforgettable visit to the iconic campground.

The result was a fan-favorite video feature that perfectly captured the spirit of Brainerd. As the NHRA on FOX crew mixed it up with race fans and American Rebel Beer enthusiasts, the group’s tongue-in-cheek motto quickly became:

“What Happens in the Zoo, Stays in the Zoo!”

The 2025 adventure showcased the unique culture that makes the Brainerd Nationals unlike any other stop on the NHRA Mission Foods Drag Racing Series schedule. Ross, Hagan, Coughlin, and Massel embraced the fun-loving atmosphere, greeted fans, shared laughs, and highlighted the camaraderie that has made Brainerd a bucket-list destination for drag racing enthusiasts across the country.

“The Zoo is one of those places every racing fan needs to experience at least once,” said Andy Ross. “The passion, energy, and enthusiasm of NHRA fans at Brainerd perfectly reflect the American Rebel spirit. Last year’s visit with Matt, Jeg, and Bruno created memories we’ll never forget.”

As American Rebel Beer returns to Brainerd in 2026, the company looks forward to reconnecting with race fans while supporting the NHRA community that continues to embody freedom, fun, and American pride.

Fans can relive the memorable 2025 Zoo experience by watching NHRA on FOX’s feature, “What Happens in the Zoo, Stays in the Zoo... Except When the NHRA on FOX Crew Teams Up with American Rebel Beer!”, available on YouTube.

Watch the video here: NHRA on FOX: What Happens in the Zoo, Stays in the Zoo!

What happens in the Zoo may stay in the Zoo... but the memories, friendships, and American Rebel spirit continue to fuel the excitement as NHRA returns to Brainerd in 2026.

For readers unfamiliar with Brainerd, The Zoo is widely regarded as one of the most unique fan experiences on the NHRA tour, an iconic campground environment that has become a tradition for generations of NHRA fans. Located within Brainerd International Raceway, The Zoo serves as the social hub of race weekend, blending racing, camping, entertainment, and fan camaraderie.

The Zoo features:

●	Reserved camping sites and additional camping areas throughout the property
●	A high-energy atmosphere unmatched anywhere else in NHRA
●	Fan-created gathering spots like Judge’s Bar, a legendary destination within The Zoo
●	Options ranging from the party-oriented Zoo to quieter family camping areas

The Zoo is a major reason fans return to Brainerd annually, making the event as much a destination experience as a drag race.

American Rebel Light Beer will be everywhere fans want it:

●	Featured at Judge’s Bar
●	Available throughout The Zoo all weekend
●	Cold, crisp, and ready for the most patriotic crowd in drag racing

Andy Ross Live on the Mainstage - Friday Night at 8:30 PM

American Rebel CEO Andy Ross brings his signature patriotic-country rock sound to Brainerd:

●	Friday, 8:30-10:30 p.m. - Andy Ross (American Rebel Beer Mainstage)

CEO Andy Ross: Bringing the Party to Brainerd with American Rebel Light Beer

“When they hand me that microphone on Friday night, I’m bringing the party, full throttle, no governor, and 100% American Rebel,” said Andy Ross, CEO of American Rebel Holdings, Inc.

“We’re rolling into Brainerd with two full pallets of America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer, American Rebel Light, so there’s plenty for every fan who wants to raise a Tall Boy and celebrate freedom the way it was meant to be celebrated. I’ll be raising American Rebel Light Tall Boys with the fans all weekend long, and if you look around The Zoo, you might just see me back in the bed of that patriotic truck with a Rebel Light in hand. Our beer was made for patriotic Americans who love to do American things... and what’s more American than the NHRA at Brainerd? Come see me on stage, come find me in The Zoo, and on Sunday afternoon I’m planning to be in victory lane with four-time world champion, and a true American Rebel, Matt Hagan in the American Rebel Light Nitro Funny Car celebrating a victory.”

Full Zoo Concert Lineup

●	Thursday ● 8:30-10:30 p.m. - Some Cover Band ● 11:00 p.m.-1:00 a.m. - Legacy of the Loud
●	Friday ● 8:30-10:30 p.m. - Andy Ross, American Rebel Beer ● 11:00 p.m.-1:00 a.m. - Rhino
●	Saturday ● 8:30-10:30 p.m. - Junk FM ● 11:00 p.m.-1:00 a.m. - Uncle Chunk

American Rebel Light Beer Expands Minnesota Market Presence Ahead of Brainerd Nationals

American Rebel Beverages is building on its strong Minnesota momentum with a coordinated, high-visibility rollout across Brainerd International Raceway and the surrounding community.

“We’re excited to bring American Rebel Light Beer back to Brainerd and build on the strong momentum we established in the market last year,” said Todd Porter, President of American Rebel Beverages.

“Working closely with our Minnesota distribution partner, C&L, we have coordinated a comprehensive activation at Brainerd International Raceway and throughout the surrounding community for race weekend. We have targeted two pallets of American Rebel Light Beer specifically for the track and related weekend events to ensure fans can enjoy the brand where the action is happening. In addition, American Rebel Light Beer will be available at several leading retail locations throughout the Brainerd area, similar to our successful initial rollout last year. We look forward to connecting with racing fans, supporting our retail partners, and continuing to expand the American Rebel brand across Minnesota.”

Why NHRA Brainerd Matters to American Rebel Light Beer

Brainerd isn’t just another NHRA stop. It’s one of the most electric, fan-driven, high-energy weekends in all of motorsports. The Zoo is legendary. The crowds are massive. The atmosphere is unmatched. For American Rebel Light Beer, Brainerd is the perfect storm of patriotism, horsepower, and celebration, the exact environment the brand was built for.

American Rebel Light Beer Gains Massive National TV Visibility on FS1 & FS2 with the NHRA

The NHRA Brainerd Nationals deliver one of the strongest broadcast footprints of the summer, giving American Rebel Light Beer coast-to-coast exposure on FS1 and FS2. With Matt Hagan and the American Rebel Nitro Funny Car featured prominently throughout qualifying and eliminations coverage, millions of viewers nationwide will see the brand in action.

FS1 & FS2 Coverage Extends American Rebel’s Reach Beyond Brainerd

This dual exposure, trackside activation plus national TV visibility, makes Brainerd one of the most valuable weekends of the season for American Rebel Light Beer’s brand expansion.

●	National Broadcasts Showcase the American Rebel Nitro Funny Car: Every qualifying hit and elimination round becomes a national branding moment, strengthening distributor confidence, retailer demand, and consumer recognition.
●	FS1 Sunday Eliminations Deliver Peak Audience Impact: Sunday’s FS1 broadcast provides the highest viewership window of the weekend, a prime opportunity for American Rebel Light Beer to shine on national television.

Television + The Zoo = The Ultimate American Rebel Weekend

Fans at the track drink it. Fans at home see it. American Rebel Light Beer dominates the weekend on every platform.

Full NHRA TV Schedule & Event Resources

●	NHRA Brainerd Nationals TV Schedule (FS1 & FS2)
●	Full NHRA Event Schedule (PDF)
●	TSR Pre-Race Report

Why the American Rebel Light Beer x Motorsports Strategy Works

●	Audience alignment: NHRA fans value freedom, horsepower, authenticity-the same attributes we print on every American Rebel Light can.
●	High-impact visibility: Round-by-round national TV plus selective at-track experiences keep the brand top-of-mind before, during, and after race day-and now again via FOX Sports replays.
●	Conversion engine: On-site engagement + retail tie-ins + social amplification move fans from the grandstands to the cold box-from first sip to repeat buyer.

American Rebel Light Beer: Built for Fans Who Stand for Something

Fans are encouraged to grab an American Rebel Light Tall Boy, head to The Zoo, hit the mainstage Friday night, and cheer on Matt Hagan as he drives the American Rebel Light Beer Dodge//SRT Hellcat toward a Brainerd victory. This is the weekend to celebrate freedom, horsepower, and America’s most patriotic beer.

American Rebel Light Beer will be available at:

●	Judge’s Bar in The Zoo
●	Concession stands throughout Brainerd International Raceway
●	Fan zones and activation areas all weekend long
●	Retail locations across Brainerd and the surrounding community

About American Rebel Light Beer

American Rebel Light Beer is a crisp, refreshing, all-natural, better-for-you premium light lager created for consumers who celebrate freedom, country music, motorsports, tailgates, backyard barbecues, patriotic festivals, and the American way of life. The brand is built around its signature statement: American Rebel Light Beer - America’s Patriotic, GOD FEARING, CONSTITUTION LOVING, NATIONAL ANTHEM SINGING, STAND YOUR GROUND BEER™. Brewed and co-packed by City Brewing, one of North America’s premier contract brewing partners, and facilitated through AlcSource, a leading beverage alcohol facilitator, American Rebel Light Beer brings the Company’s patriotic lifestyle brand into the beverage category with a fully scalable supply chain designed to support high-frequency social occasions and community-driven celebrations. The brand is built for the moments when Americans come together: Fourth of July celebrations, concerts, race weekends, sporting events, tailgates, military appreciation events, and patriotic gatherings across the country. As America celebrates its 250th birthday in 2026, American Rebel Light Beer is proud to be the beer patriotic Americans raise in honor of freedom. American Rebel Light Beer. It tastes like Freedom.

PUT A CAN IN YOUR HAND: A Better-For-You Premium Light Lager Built to Win

American Rebel Light Beer is brewed for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better for you” profile, aligned with a brand that proudly champions American patriotism. It’s the only BEER we’re DRINKIN’ ROUND HERE.

American Rebel Light Beer is proudly brewed for those who stand tall, stand proud, and celebrate the American spirit. Crafted with a 100% all-malt recipe and cold, extended fermentation, it delivers crisp taste, smooth drinkability, and brilliant clarity.

Product Metrics

●	Calories: 110 per 12 oz
●	Carbs: 4g per 12 oz
●	ABV: 4.2%
●	Recipe: All-malt; no adjuncts, corn syrups, or rice extracts
●	Process: Cold, extended fermentation
●	Brewed By: City Brewing Company, La Crosse, Wisconsin, in partnership with the AlcSource beverage innovation team

American Rebel Beverages | American Rebel Light Beer Distribution & Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (OTCID:AREB) is America’s Patriotic Brand. The Company is a Nevada corporation with its principal executive offices in Nashville, Tennessee, and offers safes and security products, branded lifestyle merchandise, and American Rebel Light Beer. American Rebel is a diversified branded products and marketing company focused on freedom, patriotism, self-reliance, and the independent spirit. Through American Rebel Light Beer, Champion Safe, branded merchandise, live events, media appearances, and community-based activations, the Company is working to expand national brand recognition while strengthening the connection between consumer identity, product demand, and long-term shareholder value. American Rebel Beverages executes a premium brand marketer model - partnering with AlcSource as its beverage alcohol facilitator and City Brewing as its contract brewing and co-packing partner - providing the Company with a fully scalable, asset-light supply chain capable of fulfilling large regional and national chain orders as distribution coverage expands nationally. The Company believes its Champion Safe platform supports its broader mission by combining American Rebel’s brand platform with American-made safe manufacturing capabilities.

www.AmericanRebel.com  |  www.championsafe.com  |  www.americanrebelbeer.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, or trends and are not historical facts. These statements are often identified by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “potential,” “continue,” “could,” and similar expressions, or the negative of these terms.

Forward-looking statements in this press release include, without limitation, statements regarding:

●	The Company’s brand-expansion strategy, including national visibility, consumer engagement, and anticipated marketing impact from NHRA events, motorsports partnerships, and national broadcast exposure on FS1 and FS2.
●	The Company’s expectations regarding the performance of four-time NHRA Funny Car World Champion Matt Hagan in the American Rebel Light Beer Dodge//SRT Hellcat, including anticipated racing results, competitive momentum, and potential championship implications.
●	The Company’s expectations regarding CEO Andy Ross’s scheduled performance on Friday, August 21, 2026, and the anticipated impact of live entertainment, fan engagement, and on-site activations on brand visibility and consumer demand.
●	The Company’s expectations regarding American Rebel Light Beer availability throughout Brainerd International Raceway, including The Zoo campground, Judge’s Bar, concession areas, fan zones, and retail locations in the surrounding community.
●	Statements regarding the Company’s Minnesota market expansion, distribution strategy, and coordination with its Minnesota distribution partner, C&L.

●	The Company’s expectations regarding beer supply for the weekend, including the targeted availability of two pallets of American Rebel Light Beer for Zoo activations and concession sales, which cannot be assured.
●	Statements regarding alcohol product availability, including disclosures that American Rebel Light Beer used in activation areas within The Zoo is donated, and that there is no assurance that all concession locations or targeted retailers will carry the product or maintain sufficient stock.
●	The Company’s expectations regarding impressions generated through FOX, FS1, and FS2 broadcasts, including the marketing value of participation in NHRA events and the national footprint of FOX’s broadcast reach.
●	Statements relating to the Company’s future financial performance, market expansion, product demand, and shareholder value creation.
●	Assumptions regarding consumer acceptance of American Rebel Light Beer’s patriotic brand positioning and lifestyle alignment.
●	Assumptions about the Company’s ability to maintain a fully scalable, asset-light supply chain capable of fulfilling large regional and national chain orders through AlcSource and City Brewing.

These forward-looking statements also reflect comments made by Company representatives and racing partners, including statements such as Matt Hagan’s remarks about Brainerd’s fan culture and racing history, which reflect expectations about future racing performance, momentum, and brand exposure.

Risks, Uncertainties, and Factors That May Cause Actual Results to Differ

Forward-looking statements are subject to numerous known and unknown risks, uncertainties, and assumptions that could cause actual results to differ materially from those projected. These risks include, but are not limited to:

●	Marketing and Sponsorship Risks: The effectiveness of motorsports sponsorships, including NHRA events, may vary and may not produce the anticipated national exposure, consumer engagement, or sales lift. Broadcast schedules, viewership levels, and media coverage are subject to change by FOX, FS1, FS2, and NHRA.
●	Distribution and Retail Risks: The Company’s ability to expand distribution depends on retailer acceptance, distributor commitments, competitive dynamics in the beverage alcohol industry, and the Company’s ability to maintain consistent supply through third-party brewing and co-packing partners.
●	Operational and Supply Chain Risks: The Company relies on AlcSource and City Brewing for production, facilitation, and co-packing. Any disruption, delay, capacity constraint, regulatory issue, or change in partner performance could impact product availability, quality, or scalability.
●	Event-Related Risks: NHRA event schedules, attendance, weather conditions, and operational factors may affect the visibility and promotional impact of the Company’s sponsorships. Driver performance, team participation, or unforeseen racing-related events may also influence exposure.

●	Alcohol Availability Risks: The Company’s ability to provide American Rebel Light Beer at The Zoo, Judge’s Bar, concession locations, and retail outlets may be affected by logistics, demand, inventory constraints, or retailer stocking decisions. There is no assurance that all concession locations or targeted retailers will carry the product or maintain sufficient stock, and the Company’s expectation of having two pallets available for the weekend cannot be assured.
●	Market Adoption and Consumer Preference Risks: Consumer acceptance of American Rebel Light Beer, including its patriotic brand positioning, may differ from expectations. Shifts in consumer preferences, competitive product launches, pricing pressure, or macroeconomic conditions may impact demand.
●	Regulatory and Compliance Risks: The beverage alcohol industry is highly regulated. Changes in federal, state, or local laws, licensing requirements, taxation, or enforcement practices could affect the Company’s operations, distribution, marketing activities, or costs.
●	Economic and Industry Risks: Broader economic conditions-including inflation, supply chain constraints, consumer spending trends, and competitive pressures-may affect the Company’s ability to achieve its strategic goals.
●	Forward-Looking Assumptions: Statements regarding national brand expansion, distributor acquisition, retail growth, and consumer engagement rely on assumptions that may prove inaccurate or incomplete.

No Obligation to Update

American Rebel Holdings, Inc. undertakes no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release.

Public Company Disclosure

As of August 20, 2026, American Rebel Holdings, Inc. (OTCID:AREB) has 29,715,071 shares of common stock outstanding.

General Disclosure Regarding Alcohol Products

American Rebel Light Beer is intended for adults 21 years of age and older. The Company encourages responsible consumption and compliance with all applicable laws governing the purchase, possession, and consumption of alcoholic beverages.

Third-Party Names, Trademarks, and Partnerships

References to Tony Stewart Racing, NHRA, FOX, FS1, Dodge//SRT, City Brewing, AlcSource, and other third-party organizations are for descriptive purposes only. All trademarks, logos, and brand names are the property of their respective owners. No endorsement or affiliation is implied beyond the sponsorships and partnerships expressly stated.

Investor Relations:

American Rebel Holdings, Inc.

ir@americanrebel.com

info@americanrebel.com

American Rebel Light Beer is intended for adults 21 years of age and older. Please enjoy responsibly.

SOURCE: American Rebel Holdings, Inc.